DFA INVESTMENT DIMENSIONS GROUP INC.
U.S. Targeted Value Portfolio
Emerging Markets Value Portfolio

DIMENSIONAL INVESTMENT GROUP INC.
DFA International Value Portfolio
Global Equity Portfolio
Global Allocation 60/40 Portfolio
Global Allocation 25/75 Portfolio

SUPPLEMENT TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF EACH OF THE PORTFOLIOS LISTED ABOVE

The purpose of this Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information dated February 28, 2022, as amended, of the Class R1 and/or Class R2 shares of the portfolios listed above (collectively, the “Portfolios”), each a series of DFA Investment Dimensions Group Inc. or Dimensional Investment Group Inc. (collectively, the “Funds”), is to notify shareholders that the Board of Directors of each Fund approved a Plan of Recapitalization pursuant to which Class R1 shares of the U.S. Targeted Value Portfolio and Class R2 shares of the Portfolios (collectively, the “Class R shares”) will convert into Institutional Class shares of their respective Portfolios (the “Recapitalizations”).

As a result of the Recapitalizations, shareholders holding Class R shares of each Portfolio will receive Institutional Class shares of the same Portfolio in exchange for their Class R shares of the Portfolio with an aggregate net asset value equal to the aggregate net asset value of the Class R shares so exchanged.  Following the Recapitalizations, the Class R shares of each Portfolio will cease operations. The Institutional Class shares of each Portfolio are described in separate summary prospectuses, prospectuses, and statements of additional information. A copy of the summary prospectus describing the Institutional Class shares of each Portfolio is available online at: https://www.dimensional.com/us-en/document-center/ and will be mailed to shareholders, as applicable, following the Recapitalizations.

The Recapitalizations will occur without any action being necessary from shareholders, and shareholders will not bear any fees or expenses in connection with the Recapitalizations. The Recapitalizations are expected to occur on or about June 9, 2023 or such later date as determined by the officers of the Funds (the “Conversion Date”). It is anticipated that the Recapitalizations will be a tax-free event for shareholders of the Portfolios.

In connection with the conversion, effective at the close of market on February 28, 2023, each Portfolio’s Class R shares will be closed to all new investors, except as noted below. Defined contribution plans, health savings plans, qualified tuition programs and other similar tax-advantaged plans or accounts and employer sponsored non-qualified deferred compensation plans, and their participants, where the Class R shares of a Portfolio were available to participants prior to the close of market on February 28, 2023, may continue to invest in the Class R shares of a Portfolio.  Each Portfolio will not accept any additional purchases of Class R shares after the close of market on or about June 7, 2023. The Portfolios reserve the right to change this policy at any time. Of course, shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus, as noted above.

The date of this Supplement is January 6, 2023.

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